MERRILL LYNCH
COLORADO
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Colorado
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                            #16915 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Colorado Municipal Bond Fund          January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
During the six months ended January 31, 1998, our portfolio strategy was a continuation of our positive outlook on the market. Since the spring of 1997, the Fund has been fully invested in quality long-duration municipal bonds, allowing it to participate in the powerful bond market appreciation. As mentioned in our last report to shareholders, we stated that at that time we expected to restructure the Fund to become slightly more defensive as interest rates continued to decline. However, we chose not to do this because of the significant turmoil caused by the Asian financial crisis. As world markets experienced periods of volatility, investors sought the safe haven of US Treasury bonds which, in turn, benefited fixed-income securities.

The structure of the Fund remained focused on quality municipal bonds. As of January 31, 1998, 86.3% of the Fund's portfolio was rated A or better. Looking ahead, we anticipate keeping our present portfolio structure in place until Asia stabilizes or the US economy shows signs of pushing inflation higher.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Colorado
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/HUGH T. HURLEY III
Hugh T. Hurley III
Vice President and Portfolio Manager

March 5, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                               12 Month       3 Month
                                                 1/31/98        10/31/97        1/31/97        % Change       % Change

Class A Shares*                                  $10.08          $9.84          $9.54           + 5.66%         +2.44%
Class B Shares*                                   10.08           9.84           9.54           + 5.66          +2.44
Class C Shares*                                   10.08           9.84           9.54           + 5.66          +2.44
Class D Shares*                                   10.07           9.83           9.53           + 5.67          +2.44
Class A Shares -- Total Return*                                                                 +10.84(1)       +3.64(2)
Class B Shares -- Total Return*                                                                 +10.28(3)       +3.51(4)
Class C Shares -- Total Return*                                                                 +10.17(5)       +3.49(6)
Class D Shares -- Total Return*                                                                 +10.74(7)       +3.62(8)
Class A Shares -- Standardized 30-day Yield        4.08%
Class B Shares -- Standardized 30-day Yield        3.74%
Class C Shares -- Standardized 30-day Yield        3.64%
Class D Shares -- Standardized 30-day Yield        3.99%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.467 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.117 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.418 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.104 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.408 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.102 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.458 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.114 per share ordinary income dividends.






Performance Summary -- Class A Shares

                             Net Asset Value               Capital Gains
Period Covered         Beginning         Ending             Distributed          Dividends Paid*          % Change**

11/26/93 -- 12/31/93    $10.00           $10.14                 --                   $0.042                + 1.82%
1994                     10.14             8.81                 --                    0.512                - 8.19
1995                      8.81             9.80                 --                    0.522                +17.56
1996                      9.80             9.62                 --                    0.485                + 3.28
1997                      9.62            10.01                 --                    0.470                + 9.21
1/1/98 -- 1/31/98        10.01            10.08                 --                    0.032                + 1.09
                                                                               Total $2.063
                                                                   Cumulative total return as of 1/31/98:  +25.31%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                             Net Asset Value               Capital Gains
Period Covered         Beginning         Ending             Distributed          Dividends Paid*          % Change**

11/26/93 -- 12/31/93    $10.00           $10.14                 --                   $0.037                + 1.77%
1994                     10.14             8.81                 --                    0.465                - 8.66
1995                      8.81             9.80                 --                    0.474                +16.97
1996                      9.80             9.62                 --                    0.436                + 2.75
1997                      9.62            10.01                 --                    0.420                + 8.66
1/1/98 -- 1/31/98        10.01            10.08                 --                    0.028                + 1.05
                                                                               Total $1.860
                                                                   Cumulative total return as of 1/31/98:  +22.67%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                             Net Asset Value               Capital Gains
Period Covered         Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94    $9.03            $8.81                  --                   $0.077                - 1.57%
1995                     8.81             9.80                  --                    0.462                +16.83
1996                     9.80             9.63                  --                    0.426                + 2.75
1997                     9.63            10.01                  --                    0.411                + 8.44
1/1/98 -- 1/31/98       10.01            10.08                  --                    0.027                + 1.04
                                                                               Total $1.403
                                                                   Cumulative total return as of 1/31/98:  +29.46%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                             Net Asset Value               Capital Gains
Period Covered         Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94    $9.03            $8.81                  --                   $0.097                - 1.34%
1995                     8.81             9.80                  --                    0.512                +17.45
1996                     9.80             9.62                  --                    0.475                + 3.17
1997                     9.62            10.00                  --                    0.460                + 8.99
1/1/98 -- 1/31/98       10.00            10.07                  --                    0.031                + 1.08
                                                                               Total $1.575
                                                                   Cumulative total return as of 1/31/98:  +31.71%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                              % Return Without       % Return With
                                Sales Charge         Sales Charge**
Class A Shares*
Year Ended 12/31/97                +9.21%                +4.84%
Inception (11/26/93)
through 12/31/97                   +5.38                 +4.34

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                 % Return               % Return
                               Without CDSC            With CDSC**
Class B Shares*
Year Ended 12/31/97                +8.66%                +4.66%
Inception (11/26/93)
through 12/31/97                   +4.85                 +4.85

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                 % Return               % Return
                               Without CDSC            With CDSC**
Class C Shares*
Year Ended 12/31/97                +8.44%                +7.44%
Inception (10/21/94)
through 12/31/97                   +8.07                 +8.07

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                              % Return Without       % Return With
                                Sales Charge         Sales Charge**
Class D Shares*
Year Ended 12/31/97                +8.99%                +4.63%
Inception (10/21/94)
through 12/31/97                   +8.64                 +7.26

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.






Merrill Lynch Colorado Municipal Bond Fund                                                                  January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                        (in Thousands)

S&P               Moody's        Face                                                                                 Value
Ratings           Ratings       Amount                  Issue                                                       (Note 1a)


Colorado -- 90.4%
AAA              Aaa            $1,000     Arapahoe County, Colorado, Capital Improvement Trust Fund, Highway
                                           Revenue Bonds (E-470 Vehicle Registration), Series A, 6.15% due
                                           8/31/2026 (b)                                                              $1,117
AAA              Aaa             1,175     Arvada, Colorado, Sales and Use Tax Revenue Refunding and Improvement
                                           Bonds, 6.25% due 12/01/2017 (d)                                             1,277
AAA              Aaa               500     Bayfield, Colorado, Joint School District Number 10, Building Revenue
                                           Bonds, UT, Series R, 6.65% due 6/01/2015 (b)                                  567
                                           Colorado Health Facilities Authority Revenue Bonds:
AA               Aa2             1,635     Refunding (Catholic Health Initiatives), Series A, 5.125% due 12/01/2022    1,629
A1+              VMIG1+          1,500     (Sisters of Charity Health Services), VRDN, 3.55% due 5/15/2025 (a)         1,500
NR*              NR*             1,000     (Steamboat Springs Health Hospital), 5.75% due 9/15/2022                    1,008
NR*              Aa2             1,000     Colorado Housing Financing Authority, S/F Program, Senior Series B3,
                                           6.80% due 11/01/2028                                                        1,119
AA               Aa                500     Colorado Springs, Colorado, Utilities Revenue Refunding Bonds, Series A,
                                           6.50% due 11/15/2015                                                          547
AA               Aa2             1,000     Colorado Water Resource and Power Development Authority, Clean Water
                                           Revenue Bonds, Series A, 6.30% due 9/01/2014                                1,097
NR*              Aa2             1,000     Colorado Water Resource and Power Development Authority, Drinking Water
                                           Revenue Bonds, Series A, 5.30% due 9/01/2018                                1,021
BBB              Baa1              500     Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series O,
                                           7.75% due 11/15/2013                                                          637
                                           Denver, Colorado, City and County School District Number 1, Refunding,
                                           Series A:
AA-              A1              1,000     6.50% due 6/01/2010                                                         1,188
AA-              A1              2,000     6.50% due 12/01/2010                                                        2,387
                                           E-470 Public Highway Authority, Colorado, Revenue Refunding Bonds (b):
AAA              Aaa             1,000     Senior Series A, 5% due 9/01/2026                                             979
AAA              Aaa             5,000     Senior Series B, 5.40%** due 9/01/2025                                      1,217
AA-              Aa              1,315     El Paso County, Colorado, School District Number 11 (Colorado Springs),
                                           UT, 6.50% due 12/01/2010                                                    1,566
NR*              Aa1             1,000     El Paso County, Colorado, School District Number 12 (Cheyenne Mountain),
                                           UT, 6.65% due 9/15/2014                                                     1,148
AAA              Aaa             1,600     El Paso County, Colorado, School District Number 49 (Falcon), UT, 6.50%
                                           due 12/01/2015 (b)                                                          1,855
AAA              Aaa             1,000     Highlands Ranch, Colorado, Metropolitan District Number 2, Refunding, UT,
                                           5% due 6/15/2016 (c)                                                        1,003
NR*              NR*               850     Highlands Ranch, Colorado, Metropolitan District Number 4, Refunding, UT,
                                           Series A, 6.30% due 12/01/2017                                                909
AAA              Aaa               240     La Plata County, Colorado, School District Number 9 (R Durango), UT, 6.60%
                                           due 11/01/2017 (d)                                                            266
AAA              NR*             3,000     Larimer County, Colorado, S/F Mortgage Revenue Bonds, Series A, 5.24%**
                                           due 8/01/2015 (f)                                                           1,251
NR*              A                 750     Pitkin County, Colorado, Refunding and Improvement Bonds, UT, 6.875% due
                                           12/01/2024                                                                    856
AAA              Aaa             1,000     Routt County, Colorado, School District Number 2 (Steamboat Springs), UT,
                                           5% due 12/01/2017 (b)                                                         995

Puerto Rico -- 8.1%
A                Baa1            1,300     Puerto Rico Commonwealth Public Improvement, Refunding, 4.50% due
                                           7/01/2023                                                                   1,188
AAA              Aaa             1,250     Puerto Rico Public Buildings Authority Revenue Bonds (Guaranteed
                                           Government Facilities), Series B, 5% due 7/01/2027 (e)                      1,237
                                                                                                                   ---------
Total Investments (Cost -- $27,767) -- 98.5%                                                                          29,564

Other Assets Less Liabilities -- 1.5%                                                                                    436
                                                                                                                   ---------
Net Assets -- 100.0%                                                                                                 $30,000
                                                                                                                   =========

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rates shown are the rates in effect at January 31, 1998.
(b) MBIA Insured.
(c) FSA Insured.
(d) FGIC Insured.
(e) AMBAC Insured.
(f) Escrowed to Maturity.
 *  Not Rated.
**  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 +  Highest short-term rating by Moody's Investors Service, Inc.


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Colorado Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1998

Assets:               Investments, at value (identified cost -- $27,766,593)(Note 1a)                           $29,564,134
                      Cash                                                                                          199,585
                      Receivables:
                      Interest                                                                 $347,443
                      Beneficial interest sold                                                   63,885             411,328
                                                                                           ------------
                      Deferred organization expenses (Note 1e)                                                        8,431
                      Prepaid registration fees and other assets (Note 1e)                                           29,524
                                                                                                               ------------
                      Total assets                                                                               30,213,002
                                                                                                               ------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                              115,067
                      Dividends to shareholders (Note 1f)                                        20,895
                      Distributor (Note 2)                                                        7,964
                      Investment adviser (Note 2)                                                 5,108             149,034
                                                                                           ------------
                      Accrued expenses and other liabilities                                                         63,813
                                                                                                               ------------
                      Total liabilities                                                                             212,847
                                                                                                               ------------

Net Assets:           Net assets                                                                                $30,000,155
                                                                                                               ============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:           number of shares authorized                                                                   $89,323
                      Class B Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                   170,095
                      Class C Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                     6,695
                      Class D Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                    31,653
                      Paid-in capital in excess of par                                                           28,882,501
                      Accumulated realized capital losses on investments -- net (Note 5)                           (977,653)
                      Unrealized appreciation on investments -- net                                               1,797,541
                                                                                                               ------------
                      Net assets                                                                                $30,000,155
                                                                                                               ============

Net Asset Value:      Class A -- Based on net assets of $8,999,692 and 893,225 shares of
                      beneficial interest outstanding                                                                $10.08
                                                                                                               ============
                      Class B -- Based on net assets of $17,138,445 and 1,700,952 shares of
                      beneficial interest outstanding                                                                $10.08
                                                                                                               ============
                      Class C -- Based on net assets of $674,791 and 66,952 shares of
                      beneficial interest outstanding                                                                $10.08
                                                                                                               ============
                      Class D -- Based on net assets of $3,187,227 and 316,525 shares of
                      beneficial interest outstanding                                                                $10.07
                                                                                                               ============

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                    For the Six Months Ended
                                                                                                        January 31, 1998

Investment Income      Interest and amortization of premium and discount earned                                     $826,438
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                       $84,119
                       Account maintenance and distribution fees -- Class B (Note 2)            46,110
                       Professional fees                                                        28,058
                       Accounting services (Note 2)                                             20,721
                       Printing and shareholder reports                                          7,999
                       Registration fees (Note 1e)                                               5,733
                       Transfer agent fees -- Class B (Note 2)                                   4,335
                       Amortization of organization expenses (Note 1e)                           3,237
                       Pricing fees                                                              2,311
                       Account maintenance and distribution fees -- Class C (Note 2)             1,867
                       Transfer agent fees -- Class A (Note 2)                                   1,643
                       Account maintenance fees -- Class D (Note 2)                              1,405
                       Custodian fees                                                            1,374
                       Trustees' fees and expenses                                                 885
                       Transfer agent fees -- Class D (Note 2)                                     530
                       Transfer agent fees -- Class C (Note 2)                                     150
                       Other                                                                     1,672
                                                                                           -----------
                       Total expenses before reimbursement                                     212,149
                       Reimbursement of expenses (Note 2)                                      (53,530)
                                                                                           -----------
                       Total expenses after reimbursement                                                            158,619
                                                                                                                 -----------
                       Investment income -- net                                                                      667,819
                                                                                                                 -----------

Realized &             Realized gain on investments -- net                                                           934,251
Unrealized Gain on     Change in unrealized appreciation on investments -- net                                      (375,173)
Investments -- Net                                                                                               -----------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations                                       $1,226,897
                                                                                                                 ===========

                       See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                                 For the Six         For the
                                                                                                Months Ended       Year Ended
                                                                                                 January 31,         July 31,
Increase (Decrease) in Net Assets:                                                                  1998               1997

Operations:            Investment income -- net                                                   $667,819         $1,375,497
                       Realized gain on investments -- net                                         934,251            222,916
                       Change in unrealized appreciation on investments -- net                    (375,173)         1,129,070
                                                                                               -----------        -----------
                       Net increase in net assets resulting from operations                      1,226,897          2,727,483
                                                                                               -----------        -----------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                    (204,524)          (419,529)
(Note 1f):             Class B                                                                    (386,052)          (823,087)
                       Class C                                                                     (12,711)           (19,065)
                       Class D                                                                     (64,532)          (113,816)
                                                                                               -----------        -----------
                       Net decrease in net assets resulting from dividends to shareholders        (667,819)        (1,375,497)
                                                                                               -----------        -----------

Beneficial Interest    Net decrease in net assets derived from beneficial interest transactions (1,252,340)          (465,020)
Transactions                                                                                   -----------        -----------
(Note 4):

Net Assets:            Total increase (decrease) in net assets                                    (693,262)           886,966
                       Beginning of period                                                      30,693,417         29,806,451
                                                                                               -----------        -----------
                       End of period                                                           $30,000,155        $30,693,417
                                                                                               ===========        ===========

                       See Notes to Financial Statements.






Financial Highlights
                                                                                              Class A
                                                                     For the                                          For the
                                                                       Six                                            Period
                                                                      Months                                          Nov. 26,
The following per share data and ratios have been derived             Ended                                          1993+ to
from information provided in the financial statements.               Jan. 31,         For the Year Ended July 31,     July 31,
                                                                       1998          1997        1996        1995       1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period             $9.89         $9.45       $9.41       $9.38      $10.00
Operating                                                         ---------     ---------   ---------   ---------   ---------
Performance:         Investment income -- net                           .23           .47         .50         .52         .34
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .19           .44         .04         .03        (.62)
                                                                  ---------     ---------   ---------   ---------   ---------
                     Total from investment operations                   .42           .91         .54         .55        (.28)
                                                                  ---------     ---------   ---------   ---------   ---------
                     Less dividends from investment income -- net      (.23)         (.47)       (.50)       (.52)       (.34)
                                                                  ---------     ---------   ---------   ---------   ---------
                     Net asset value, end of period                  $10.08         $9.89       $9.45       $9.41       $9.38
                                                                  =========     =========   =========   =========   =========

Total Investment     Based on net asset value per share                4.37%++++     9.93%       5.83%       6.20%      (2.83%)++++
Return:**                                                         =========     =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                     .71%*         .62%        .47%        .24%        .03%*
Net Assets:                                                       =========     =========   =========   =========   =========
                     Expenses                                          1.06%*        1.05%       1.12%       1.40%       1.52%*
                                                                  =========     =========   =========   =========   =========
                     Investment income -- net                          4.69%*        4.94%       5.24%       5.71%       5.36%*
                                                                  =========     =========   =========   =========   =========

Supplemental         Net assets, end of period (in thousands)        $9,000        $8,481      $8,777      $9,755     $10,634
Data:                                                             =========     =========   =========   =========   =========
                     Portfolio turnover                               69.34%       108.22%      49.13%      73.86%      82.71%
                                                                  =========     =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class B
                                                                     For the                                          For the
                                                                       Six                                            Period
                                                                      Months                                          Nov. 26,
The following per share data and ratios have been derived             Ended                                          1993+ to
from information provided in the financial statements.               Jan. 31,         For the Year Ended July 31,     July 31,
                                                                       1998          1997        1996        1995       1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period             $9.89         $9.45       $9.41       $9.38      $10.00
Operating                                                         ---------     ---------   ---------   ---------   ---------
Performance:         Investment income -- net                           .21           .42         .45         .48         .31
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .19           .44         .04         .03        (.62)
                                                                  ---------     ---------   ---------   ---------   ---------
                     Total from investment operations                   .40           .86         .49         .51        (.31)
                                                                  ---------     ---------   ---------   ---------   ---------
                     Less dividends from investment income -- net      (.21)         (.42)       (.45)       (.48)       (.31)
                                                                  ---------     ---------   ---------   ---------   ---------
                     Net asset value, end of period                  $10.08         $9.89       $9.45       $9.41       $9.38
                                                                  =========     =========   =========   =========   =========

Total Investment     Based on net asset value per share                4.10%++++     9.38%       5.29%       5.66%      (3.16%)++++
Return:**                                                         =========     =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                    1.22%*        1.13%        .98%        .76%        .54%*
Net Assets:                                                       =========     =========   =========   =========   =========
                     Expenses                                          1.57%*        1.56%       1.62%       1.93%       2.03%*
                                                                  =========     =========   =========   =========   =========
                     Investment income -- net                          4.19%*        4.43%       4.73%       5.20%       4.73%*
                                                                  =========     =========   =========   =========   =========

Supplemental         Net assets, end of period (in thousands)       $17,138       $18,987     $18,407     $17,116     $14,522
Data:                                                             =========     =========   =========   =========   =========
                     Portfolio turnover                               69.34%       108.22%      49.13%      73.86%      82.71%
                                                                  =========     =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                             Class C
                                                                          For the                              For the
                                                                           Six                                 Period
                                                                          Months                               Oct. 21,
The following per share data and ratios have been derived                 Ended            For the Year       1994+ to
from information provided in the financial statements.                   Jan. 31,         Ended July 31,       July 31,
                                                                           1998         1997         1996        1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                 $9.89        $9.46        $9.41        $9.03
Operating                                                              --------     --------     --------     --------
Performance:         Investment income -- net                               .20          .41          .44          .35
                     Realized and unrealized gain on investments -- net     .19          .43          .05          .38
                                                                       --------     --------     --------     --------
                     Total from investment operations                       .39          .84          .49          .73
                                                                       --------     --------     --------     --------
                     Less dividends from investment income -- net          (.20)        (.41)        (.44)        (.35)
                                                                       --------     --------     --------     --------
                     Net asset value, end of period                      $10.08        $9.89        $9.46        $9.41
                                                                       ========     ========     ========     ========

Total Investment     Based on net asset value per share                    4.05%++++    9.15%        5.29%        8.27%++++
Return:**                                                              ========     ========     ========     ========

Ratios to Average    Expenses, net of reimbursement                        1.32%*       1.23%        1.09%         .95%*
Net Assets:                                                            ========     ========     ========     ========
                     Expenses                                              1.67%*       1.66%        1.72%        2.04%*
                                                                       ========     ========     ========     ========
                     Investment income -- net                              4.08%*       4.33%        4.62%        5.01%*
                                                                       ========     ========     ========     ========

Supplemental         Net assets, end of period (in thousands)              $675         $578         $449         $162
Data:                                                                  ========     ========     ========     ========
                     Portfolio turnover                                   69.34%      108.22%       49.13%       73.86%
                                                                       ========     ========     ========     ========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                             Class D
                                                                          For the                              For the
                                                                           Six                                 Period
                                                                          Months                               Oct. 21,
The following per share data and ratios have been derived                 Ended            For the Year       1994+ to
from information provided in the financial statements.                   Jan. 31,         Ended July 31,       July 31,
                                                                           1998         1997         1996        1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                 $9.88        $9.45        $9.40        $9.03
Operating                                                              --------     --------     --------     --------
Performance:         Investment income -- net                               .23          .46          .49          .40
                     Realized and unrealized gain on investments -- net     .19          .43          .05          .37
                                                                       --------     --------     --------     --------
                     Total from investment operations                       .42          .89          .54          .77
                                                                       --------     --------     --------     --------
                     Less dividends from investment income -- net          (.23)        (.46)        (.49)        (.40)
                                                                       --------     --------     --------     --------
                     Net asset value, end of period                      $10.07        $9.88        $9.45        $9.40
                                                                       ========     ========     ========     ========

Total Investment     Based on net asset value per share                    4.32%++++    9.71%        5.84%        8.74%++++
Return:**                                                              ========     ========     ========     ========

Ratios to Average    Expenses, net of reimbursement                         .81%*        .72%         .58%         .38%*
Net Assets:                                                            ========     ========     ========     ========
                     Expenses                                              1.16%*       1.15%        1.21%        1.49%*
                                                                       ========     ========     ========     ========
                     Investment income -- net                              4.59%*       4.84%        5.13%        5.66%*
                                                                       ========     ========     ========     ========

Supplemental         Net assets, end of period (in thousands)            $3,187       $2,647       $2,173       $1,265
Data:                                                                  ========     ========     ========     ========
                     Portfolio turnover                                   69.34%      108.22%       49.13%       73.86%
                                                                       ========     ========     ========     ========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Colorado Municipal Bond Fund          January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Colorado Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

For the six months ended January 31, 1998, FAM earned fees of $84,119, of which $53,530 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                            Maintenance            Distribution
                                Fee                    Fee

Class B                        0.25%                  0.25%
Class C                        0.25%                  0.35%
Class D                        0.10%                    --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD                 MLPF&S

Class A                        $50                  $266
Class D                        $28                  $162

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $14,322 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $20,002,430 and $21,751,129, respectively.

Net realized gains for the six months ended January 31, 1998 and net unrealized gains as of January 31, 1998 were as follows:

                                Realized           Unrealized
                                 Gains               Gains

Long-term investments           $934,251           $1,797,541
                              ----------           ----------
Total                           $934,251           $1,797,541
                              ==========           ==========

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,797,541, of which $1,811,541 was related to appreciated securities and $14,000 was related to depreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $27,766,593.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $1,252,340 and $465,020 for the six months ended
January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                               Dollar
Months Ended January 31, 1998          Shares            Amount

Shares sold                             88,391          $872,743
Shares issued to shareholders
in reinvestment of dividends             4,688            46,278
                                   -----------       -----------
Total issued                            93,079           919,021
Shares redeemed                        (57,438)         (566,440)
                                   -----------       -----------
Net increase                            35,641          $352,581
                                   ===========       ===========

Class A Shares for the Year                              Dollar
Ended July 31, 1997                    Shares            Amount

Shares sold                             59,834          $573,316
Shares issued to shareholders
in reinvestment of dividends            11,426           109,164
                                   -----------       -----------
Total issued                            71,260           682,480
Shares redeemed                       (142,277)       (1,355,282)
                                   -----------       -----------
Net decrease                           (71,017)        $(672,802)
                                   ===========       ===========

Class B Shares for the Six                               Dollar
MonthsEnded January 31, 1998           Shares            Amount

Shares sold                             62,146          $614,738
Shares issued to shareholders
in reinvestment of dividends            17,922           176,846
                                   -----------       -----------
Total issued                            80,068           791,584
Automatic conversion
of shares                                 (375)           (3,678)
Shares redeemed                       (298,698)       (2,958,880)
                                   -----------       -----------
Net decrease                          (219,005)      $(2,170,974)
                                   ===========       ===========

Class B Shares for the Year                              Dollar
Ended July 31, 1997                    Shares            Amount

Shares sold                            272,575        $2,606,137
Shares issued to shareholders
in reinvestment of dividends            36,590           349,840
                                   -----------       -----------
Total issued                           309,165         2,955,977
Automatic conversion
of shares                              (21,955)         (209,480)
Shares redeemed                       (314,492)       (3,005,799)
                                   -----------       -----------
Net decrease                           (27,282)        $(259,302)
                                   ===========       ===========

Class C Shares for the Six                               Dollar
Months Ended January 31, 1998          Shares            Amount

Shares sold                             10,413          $103,770
Shares issued to shareholders
in reinvestment of dividends               954             9,429
                                   -----------       -----------
Total issued                            11,367           113,199
Shares redeemed                         (2,861)          (28,777)
                                   -----------       -----------
Net increase                             8,506           $84,422
                                   ===========       ===========

Class C Shares for the Year                              Dollar
Ended July 31, 1997                    Shares            Amount

Shares sold                             28,845          $276,154
Shares issued to shareholders
in reinvestment of dividends             1,371            13,114
                                   -----------       -----------
Total issued                            30,216           289,268
Shares redeemed                        (19,225)         (183,478)
                                   -----------       -----------
Net increase                            10,991          $105,790
                                   ===========       ===========

Class D Shares for the Six                               Dollar
Months Ended January 31, 1998          Shares            Amount

Shares sold                             56,581          $558,744
Automatic conversion
of shares                                  375             3,678
Shares issued to shareholders
in reinvestment of dividends             1,408            13,921
                                   -----------       -----------
Total issued                            58,364           576,343
Shares redeemed                         (9,632)          (94,712)
                                   -----------       -----------
Net increase                            48,732          $481,631
                                   ===========       ===========

Class D Shares for the Year                              Dollar
Ended July 31, 1997                    Shares            Amount

Shares sold                             40,045          $382,884
Automatic conversion
of shares                               21,966           209,480
Shares issued to shareholders
in reinvestment of dividends             2,458            23,480
                                   -----------       -----------
Total issued                            64,469           615,844
Shares redeemed                        (26,741)         (254,550)
                                   -----------       -----------
Net increase                            37,728          $361,294
                                   ===========       ===========

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $1,549,000, of which $1,423,000 expires in 2003 and $126,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863